__________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 10, 2014

NCR CORPORATION
(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
3097 Satellite Boulevard
Duluth, GA 30096
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (937) 445-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 8.01     Other Events.

On June 10, 2014, the Company issued a press release announcing its plans to offer a voluntary lump sum payment option to certain former employees or their beneficiaries currently receiving a monthly benefit under its U.S. qualified pension plan. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibit is attached with this current report on Form 8-K:
Exhibit No.        Description
99.1        Press Release issued by the Company, dated June 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2014	NCR Corporation By: /s/ Jennifer M. Daniels Jennifer M. Daniels Senior Vice President, General Counsel and Secretary

Index to Exhibits

The following exhibit is attached with this current report on Form 8-K:
Exhibit No.        Description
99.1        Press Release issued by the Company, dated June 10, 2014.